Exhibit 10.1

JOINDER AND THIRD AMENDMENT TO CREDIT AGREEMENT

THIS JOINDER AND THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), effective as of September 30, 2022, is by and among A-MARK PRECIOUS METALS, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, BUY GOLD AND SILVER CORP, a Delaware corporation (“BGSC”), MARKSMEN HOLDINGS, LLC, a Delaware limited liability company (“Marksmen”, and together with BGSC, the “New Guarantors” and each, a “New Guarantor”), the Lenders party hereto, and CIBC BANK USA, as administrative agent for the Lenders (in such capacity, the “Agent”).

RECITALS

A.
The Borrower, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto, and Agent are party to a Credit Agreement, dated as of December 21, 2021 (as amended by the First Amendment to Credit Agreement, dated as of April 22, 2022, the Waiver and Second Amendment to Credit Agreement, dated as of September 1, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
B.
The Borrower formed BGSC as a domestic Wholly-Owned Subsidiary of Borrower;
C.
AM & ST Associates formed Marksmen as a domestic Wholly-Owned Subsidiary of AM & ST Associates;
D.
The Borrower desires to (i) modify certain terms and conditions of the Credit Agreement on the terms and conditions set forth herein and (ii) cause each New Guarantor to become a Loan Party under the Credit Agreement on the terms and conditions set forth herein; and
E.
The Agent and the Lenders are willing to agree to the requested modifications contained in this Amendment, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing promises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1.
Defined Terms. Capitalized terms used in this Amendment and not defined herein shall have the meaning given in the Credit Agreement.
2.
New Guarantors Joined as Loan Parties Under Credit Agreement; Representations, Warranties and Covenants.
(a)
Each New Guarantor, for good and valuable consideration received and intending to be legally bound, acknowledges and agrees that, effective upon the execution and delivery of this Amendment, such New Guarantor hereby joins and for all purposes becomes a Loan Party under the Credit Agreement and the other Loan Documents, and fully assumes and otherwise is entitled to and becomes obligated and liable for and undertakes to perform, all rights, benefits, burdens, obligations and liabilities of a Loan Party under the Credit Agreement and the other Loan Documents.

(b)
Each New Guarantor joins and makes, as to itself and as of the date of this Amendment, each of the representations and warranties made by the Loan Parties in Section 9 of the Credit Agreement (except to the extent that any such representation or warranty expressly relates to an earlier date) and agrees to the covenants applicable to the Loan Parties set forth in the Credit Agreement. Any disclosures and exceptions to such representations and warranties that otherwise would be disclosed in the Schedules to the Credit Agreement are disclosed in the corresponding Schedules attached to this Amendment as Attachment A and shall be deemed, for purposes of this Amendment and by virtue of having been set forth in the Schedules attached to this Amendment, to have been set forth in the Schedules attached to the Credit Agreement.
3.
Amendments to Credit Agreement.
(a)
The following defined terms are hereby added to Section 1.1 of the Credit Agreement in proper alphabetical order:

““Buy Gold and Silver” means BUY GOLD AND SILVER CORP, a Delaware corporation.”

““Marksmen” means MARKSMEN HOLDINGS, LLC, a Delaware limited liability company.”

““September 2022 Distribution” means the dividend or other distribution made by the Borrower to the holders of its Capital Securities on or around the Third Amendment Effective Date in an amount not to exceed $23,600,000.”

““Third Amendment” means the Joinder and Third Amendment to Credit Agreement, dated as of the Third Amendment Effective Date, by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto, and Agent.”

““Third Amendment Effective Date” means September 30, 2022.”

(b)
The following defined term set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Permitted Ownership Based Financing” means an Ownership Based Financing (other than Liabilities for Borrowed Metals) between the Borrower and an Ownership Based Financing Counterparty which satisfies the following conditions precedent: (a) both before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and no mandatory prepayment under Section 6.2(b) shall then be required; (b) after giving effect to such Ownership Based Financing the aggregate purchase price paid by all Ownership Based Financing Counterparties for all Ownership Based Financing Property under all such Ownership Based Financings does not exceed $500,000,000 outstanding at any time (provided that the aggregate purchase price thereof outstanding at any time may exceed such limit by not more than 10% for a period of up to five (5) consecutive Business Days on not more than five (5) separate occasions in any Fiscal Year (which shall not be consecutive), or such greater amount as approved by the Required Lenders (in their sole discretion); and (c) after giving effect to the SCMI Ownership Based Financing, the aggregate purchase price paid by SCMI (or any of its affiliates) for all Ownership Based Financing Property thereunder does not exceed $75,000,000 outstanding at any time, or such greater amount as approved by the Required Lenders (in their sole discretion).”

(c)
Clause (q) in the definition of Permitted Acquisition is hereby amended and restated in its entirety as follows:

“(q) Borrower and its domestic Wholly-Owned Subsidiaries shall not consummate more than three (3) Acquisitions and Investments permitted under Section 11.11(xv) in any Fiscal Year (other than de-minimis Acquisitions where the aggregate consideration paid in connection with the Acquisition is less than or equal to $1,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with an Acquisition, including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)); provided, that if Borrower and its Wholly-Owned Subsidiaries consummate two (2) or less Acquisitions or Investments permitted under Section 11.11(xv) in any Fiscal Year, then Borrower and its domestic Wholly-Owned Subsidiaries shall be permitted to consummate not more than four (4) Acquisitions and Investments permitted under Section 11.11(xv) in the immediately following Fiscal Year; provided further that, Borrower and its domestic Wholly-Owned Subsidiaries shall not consummate more than one (1) Acquisition or Investment permitted under Section 11.11(xv) during the term of this Agreement where the aggregate consideration paid in connection with the Acquisition or Investment is equal to or greater than $25,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with an Acquisition (including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)), without the prior approval of the Required Lenders;”

(d)
Section 11.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“11.4 Restricted Payments. Not (a) make any distribution to any holders of its Capital Securities, (b) purchase or redeem any of its Capital Securities, (c) pay any management fees or similar fees to any of its equity holders or any Affiliate thereof, (d) make any redemption, prepayment (whether mandatory or optional), defeasance, repurchase or any other payment in respect of any Subordinated Debt or (e) set aside funds for any of the foregoing. Notwithstanding the foregoing: (i) any Subsidiary may pay dividends or make other distributions to Borrower or to a domestic Wholly-Owned Subsidiary; and (ii) Borrower may make the September 2022 Distribution and other discretionary distributions to any holders of its Capital Securities, in each case, so long as at the time of and after giving effect to any such distributions:

(a) no Default or Event of Default has occurred and is continuing or would occur as a consequence of any such distribution;

(b) Excess Availability, measured at the time of any such distribution and immediately after giving effect to any such distribution, is not less than $25,000,000;

(c) the Borrower would, at the time of any such distribution, and after giving pro forma effect to any such distribution as if such distribution had been made at the beginning of the applicable twelve-month period, have a Fixed Charge Coverage Ratio of at least 1.40 to 1.00; and

(d) such distributions do not exceed $35,000,000 in the aggregate (excluding the September 2022 Distribution) in any Fiscal Year.”

(e)
Section 11.11(xv)(E) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(E) the Loan parties shall not consummate more than three (3) Permitted Acquisitions and Investments permitted under this Section 11.11(xv) in any Fiscal Year (other than de-minimis Acquisitions where the aggregate consideration paid in connection with the Acquisition is less than or equal to $1,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with an Acquisition, including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)); provided, that if the Loan Parties consummate two (2) or less Permitted Acquisitions or Investments permitted under this Section 11.11(xv) in any Fiscal Year, then the Loan Parties shall be permitted to consummate not more than four (4) Permitted Acquisitions and Investments permitted under this Section 11.11(xv) in the immediately following Fiscal Year; provided further that, the Loan Parties shall not consummate more than one (1) Permitted Acquisition or Investment permitted under this Section 11.11(xv) during the term of this Agreement where the aggregate consideration paid in connection with the Permitted Acquisition or Investment is equal to or greater than $25,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with an Acquisition (including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)) without the prior approval of the Required Lenders; provided further that, the aggregate consideration paid in connection with any single Permitted Acquisition (or series of related Acquisitions) shall not be greater than $200,000,000 in the aggregate (for purposes hereof, consideration shall include all amounts paid or payable in connection with an Acquisition (including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith).”

(f)
Section 11.14(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d) Maximum Ownership Based Financings. Not permit the aggregate purchase price paid by all Ownership Based Financing Counterparties for all Ownership Based Financing Property under all Ownership Based Financings to exceed $500,000,000 outstanding at any time (provided that the aggregate purchase price thereof outstanding at any time may exceed such limit by not more than 10% for a period of up to five (5)

consecutive Business Days on not more than five (5) separate occasions in any Fiscal Year (which shall not be consecutive).”

(g)
Exhibit B (Form of Compliance Certificate) to the Credit Agreement is hereby replaced with the form of Attachment B to this Amendment.
(h)
Schedule 1.1F (Approved Brokers) to the Credit Agreement is hereby replaced with the form of Attachment C to this Amendment.
4.
Loan Document Amendments. Each of the other Loan Documents is hereby amended to conform to the amendments to the Credit Agreement as set forth in Paragraph 3 above.
5.
Ratification of Loan Documents and Collateral. The Loan Documents are ratified and affirmed by the Borrower, and shall remain in full force and effect, as modified by this Amendment. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loans and the Obligations of Borrower and the other Loan Parties in the Loan Documents.
6.
Payment of Costs and Fees. Borrower shall reimburse Agent for all attorney costs, search fees and other expenses incurred in connection with the negotiation, drafting, execution, filing and recording of this Amendment and any related Loan Documents.
7.
Conditions Precedent. Notwithstanding anything to the contrary set forth herein, the terms and provisions of this Amendment shall not be effective unless and until all of the following shall have occurred or been waived by Agent and the Lenders:
(a)
Borrower, the Loan Parties party hereto, the Lenders party hereto, and Agent shall have executed and delivered this Amendment to Agent.
(b)
No Event of Default or Default shall have occurred and be continuing on the date hereof or would exist after giving effect to this Amendment.
(c)
Borrower shall have paid all fees required to be paid pursuant to Paragraph 6 hereof.
(d)
Borrower shall have executed and delivered the Third Amendment Fee Letter to Agent.
(e)
Each New Guarantor shall have executed and delivered to Agent a Joinder to the Guaranty and Collateral Agreement, in form and substance reasonably acceptable to Agent and its counsel.
(f)
Each New Guarantor shall have executed and delivered to Agent a Collateral Perfection Certificate, in form and substance reasonably acceptable to Agent and its counsel.
(g)
Each New Guarantor shall have delivered to Agent an officer’s certificate certifying the names of the officers of such New Guarantor authorized to sign this Amendment and the other Loan Documents to which such New Guarantor is a party, together with the true signatures of such officers and copies of (i) the resolutions of the board of directors (or similar governing body) of such New Guarantor evidencing approval of the execution, delivery and performance of this Amendment and the execution and performance of the other Loan Documents to which such New Guarantor is a party, and the consummation of the transactions contemplated thereby, (ii) the charter (or similar formation document), certified by the appropriate Governmental Authority (iii) the bylaws (or similar governing document), and (iv) good standing certificates in its state of formation and in each other state requested by Agent.
(h)
Borrower shall have delivered to Agent an officer’s certificate certifying that, as of the date hereof, (i) all conditions precedent set forth in this Amendment have been satisfied, (ii) no Default or Event of Default exists or will exist immediately after giving effect to this Amendment, and (iii) each of the representations and warranties contained in Section 9 of the Credit Agreement are true and correct in all material respects (without duplication as to any materiality modifiers, qualifications or limitations set forth therein) as if made on and as of the date hereof, except to the extent that any thereof expressly relate to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects (or in all respects, to the extent such representation or warranty is already qualified as to materiality) as of such earlier date.
(i)
Borrower shall have delivered to Agent opinions of counsel for the New Guarantors, in form and substance reasonably satisfactory to Agent and its counsel.
(j)
Agent shall have received each document (including Uniform Commercial Code financing statements) required by the Collateral Documents or under law or reasonably requested by Agent or any Lender to be filed, registered or recorded in order to create in favor of Agent, for the benefit of the Lenders, a perfected Lien on the collateral described therein, prior to any other Liens (subject only to Permitted Liens), in proper form for filing, registration or recording.
(k)
Borrower shall have provided Agent with evidence of the existence of insurance required to be maintained pursuant to Section 10.3 of the Credit Agreement, together with evidence that Agent has been named as a lender loss payee and an additional insured on all related insurance policies.
(l)
With respect to each New Guarantor, the Borrower shall have caused to be delivered to Lender the results of Uniform Commercial Code lien searches, satisfactory to Agent and its counsel.
(m)
Borrower shall have provided to Agent such other items and shall have satisfied such other conditions as may be reasonably required by Agent or any Lender party hereto.
8.
Representations, Warranties and Covenants. Each Loan Party represents, warrants and covenants to Agent and the Lenders that:
(a)
No Default or Event of Default under any of the Loan Documents, after giving effect to this Amendment, has occurred and is continuing.
(b)
After giving effect to the amendments and waivers provided for in this Amendment, each and all representations and warranties of the Loan Parties in the Loan

Documents are true and correct in all material respects (without duplication as to any materiality modifiers, qualifications or limitations set forth therein) on the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date, without duplication as to any materiality modifiers, qualifications or limitations set forth therein).
(c)
No Loan Party has any claims, counterclaims, defenses or set-offs with respect to the Loans or the Loan Documents as modified herein.
(d)
The Loan Documents as modified herein are the legal, valid, and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with their terms.
(e)
Each Loan Party validly exists under the laws of the State of Delaware, and has the requisite power and authority to execute and deliver this Amendment and to perform the Loan Documents as modified herein. The execution and delivery of this Amendment and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of the Borrower and each other Loan Party that is a party hereto. This Amendment has been duly executed and delivered by the Borrower and each other Loan Party that is a party hereto.
9.
Miscellaneous. Section 15.8 (Governing Law), Section 15.20 (Forum Selection and Consent to Jurisdiction) and Section 15.21 (Waiver of Jury Trial) of the Credit Agreement are incorporated mutatis mutandis.
10.
No Novation. Nothing in this Amendment shall be construed to be or constitute any novation of Borrower’s obligations to the Lenders or the Agent.
11.
Claims Release. Each Loan Party hereby fully, finally and forever releases, waives, and discharges Agent and each Lender and its successors, assigns, directors, officers, employees, agents and representatives (each a “Releasee”) from any and all actions, causes of action, claims, debts, demands, liabilities, obligations and suits (“Claims”) of whatever kind or nature, in law or in equity, that such Loan Party has or in the future may have, whether known or unknown, arising from events prior to the date hereof in respect to the Loan and the Loan Documents; provided, that with respect to any Releasee, the foregoing release shall not apply to (x) any Claims arising as a result of material breach by, such Releasee of this Amendment, or (y) any Claims resulting from such Releasee’s gross negligence, willful misconduct or bad faith as determined by a final, non-appealable judgment of a court of competent jurisdiction.
12.
Headings of Subdivisions. The headings of subdivisions in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.
13.
Counterpart Execution. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by pdf or facsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by pdf or facsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written. This Amendment shall constitute a Loan Document.

Borrower:

A-MARK PRECIOUS METALS, INC.

By:	/s/ Thor Gjerdrum
Name:	Thor Gjerdrum
Title:	President

SUBSIDIARY GUARANTORS:

CFC ALTERNATIVE INVESTMENTS, LLC

By: its sole member, A-Mark Precious Metals, Inc.

By:	/s/ Thor Gjerdrum
Name:	Thor Gjerdrum
Title:	President

AM IP ASSETS, LLC

By:	/s/ Thor Gjerdrum
Name:	Thor Gjerdrum
Title:	President

A-M GLOBAL LOGISTICS, LLC

By:	/s/ Thor Gjerdrum
Name:	Thor Gjerdrum
Title:	President

[Signature Page to Joinder and Third Amendment]

COLLATERAL FINANCE CORPORATION

By:	/s/ Gregory N. Roberts
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

TRANSCONTINENTAL DEPOSITORY SERVICES, LLC

By:	/s/ Gregory N. Roberts
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

AM&ST ASSOCIATES, LLC

By:	/s/ Gregory N. Roberts
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

GOLDLINE, INC.

[Signature Page to Joinder and Third Amendment]

By:	/s/ Gregory N. Roberts
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

AM SERVICES, LLC

By:	/s/ Gregory N. Roberts
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

JM BULLION, INC.

By:	/s/ Michael Wittmeyer
Name:	Michael Wittmeyer
Title:	President

GOLD PRICE GROUP

By:	/s/ Michael Wittmeyer
Name:	Michael Wittmeyer
Title:	President

[Signature Page to Joinder and Third Amendment]

SILVER.COM, INC.

By:	/s/ Michael Wittmeyer
Name:	Michael Wittmeyer
Title:	President

PROVIDENT METALS CORP

By:	/s/ Michael Wittmeyer
Name:	Michael Wittmeyer
Title:	President

NEW GUARANTORS:

BUY GOLD AND SILVER CORP

By:	/s/ Thor Gjerdrum
Name:	Thor Gjerdrum
Title:	President

MARKSMEN HOLDINGS, LLC

By:	/s/ Thor Gjerdrum
Name:	Thor Gjerdrum
Title:	President

[Signature Page to Joinder and Third Amendment]

AGENT:

CIBC BANK USA

By: /s/Jason Simon

Name: Jason Simon

Title: Managing Director

[Signature Page to Joinder and Third Amendment]

PREMIER VALLEY BANK, as a Lender

By:	/s/ Gary Fowler
Name:	Gary Fowler
Title:	Managing Director

[Signature Page to Joinder and Third Amendment]

AXOS BANK, as a Lender

By:	/s/ David Park
Name:	David Park
Title:	Executive Vice President

[Signature Page to Joinder and Third Amendment]

BOKF, NA DBA BANK OF OKLAHOMA, as a Lender

By:	/s/ Cory Christofferson
Name:	Cory Christofferson
Title:	Senior Vice President

[Signature Page to Joinder and Third Amendment]

ZIONS BANCORPORATION, N.A., dba CALIFORNIA BANK & TRUST, as a Lender

By:	/s/
Name:
Title:

[Signature Page to Joinder and Third Amendment]

FIRST FOUNDATION BANK, as a Lender

By:	/s/ Joe Kucik
Name:	Joe Kucik
Title:	Senior Vice President

[Signature Page to Joinder and Third Amendment]

HSBC BANK USA, N.A., as a Lender

By:	/s/ Scott Yeager
Name:	Scott Yeager
Title:	Managing Director, FIG

[Signature Page to Joinder and Third Amendment]

TEXAS CAPITAL BANK, as a Lender

By:	/s/ Megan Perkins
Name:	Megan Perkins
Title:	Vice President

[Signature Page to Joinder and Third Amendment]

BROWN BROTHERS HARRIMAN & CO., as a Lender

By:	/s/ Brandon Jackson
Name:	Brandon Jackson
Title:	Senior Vice President

[Signature Page to Joinder and Third Amendment]

COÖPERATIVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:	/s/ Paul Moisselin
Name:	Paul Moisselin
Title:	Executive Director

[Signature Page to Joinder and Third Amendment]

Exhibit 10.1

COÖPERATIVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:	/s/ Daniel Salvador
Name:	Daniel Salvador
Title:	Vice President

[Signature Page to Joinder and Third Amendment]

Attachment A

Schedules to Credit Agreement

[see attached.]

Exhibit 10.1

Attachment B

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

To: CIBC Bank USA, as Agent

Please refer to the Credit Agreement dated as of December 21, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among A-MARK PRECIOUS METALS, INC. (the “Borrower”), the various financial institutions party thereto, and CIBC Bank USA, as Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

I. Reports. Enclosed herewith is a copy of the [annual audited/monthly] report of Borrower and its Subsidiaries as at _____________, ____ (the “Computation Date”), which report fairly presents in all material respects the financial condition and results of operations (subject to the absence of footnotes and to normal year-end adjustments) of Borrower and its Subsidiaries as of the Computation Date and has been prepared in accordance with GAAP consistently applied.

II. Financial Tests. Borrower hereby certifies and warrants to you that the following is a true and correct computation as at the Computation Date of the following ratios and/or financial restrictions contained in the Credit Agreement:

A.	Section 11.14(a) - Minimum Consolidated Working Capital
	1.	Consolidated Current Assets of the Consolidated Group	$________
	2.	Less: Consolidated Current Liabilities of the Consolidated Group	$________
	3.	Total (Consolidated Working Capital)	$________
	4.	Minimum required	$150,000,000
B.	Section 11.14(b) - Minimum Fixed Charge Coverage Ratio

	1.	Consolidated Net Income	$________
	2.	Plus: Interest Expense	$______
	.........	income tax expense	$________
		depreciation	$________
		amortization	$________
		transaction expenses incurred in connection with the Loan Documents and incurred up to $500,000 whether paid concurrently or within thirty (30) of the Closing Date	$________
		non-cash expenses and losses incurred in the ordinary course of business and reasonably acceptable to Agent	$________
		non-recurring expenses (including restructuring expenses) reasonably acceptable to Agent	$________
		interest payments received in cash from CFC Borrowers net of operating costs of Collateral Finance Corporation in connection with all CFC Loans	$________
		interest payments received in cash from Stacks-Bowers net of operating costs of Borrower in connection with the Spectrum Ownership Based Financing	$________
		Less: non-cash income tax benefits or gains	$________
		any cancellation of Debt income	$________
		additions attributable to minority interests, except to the extent of cash dividends or distributions actually received by the Borrower	$________
		any non-cash charges previously added back pursuant to the relevant clause above to the extent that, during such period, such non-cash charges have become cash charges	$________
		any gains from non-ordinary course asset dispositions	$________
		any extraordinary gains including interest income	$________
		any gains from discontinued operations	$________

the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of Borrower or any of its Subsidiaries or is merged into or consolidated with Borrower or any of its Subsidiaries

$________

the income (or deficit) of any Person (other than a Subsidiary of Borrower) in which Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by Borrower or such Subsidiary in the form of dividends or similar distributions

$________

the undistributed earnings of any Subsidiary of Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Documents) or requirement of law applicable to such Subsidiary

$________
	3.	Total (EBITDA)	$________
	4.	Less: Income taxes paid or payable in cash by the Loan Parties net of any income tax refunds to the extent paid in cash	$________
	5.	dividends or distributions of cash paid to the holders of Capital Securities in any Loan Party	$________
	6.	unfinanced Capital Expenditures	$________
	7.	Sum of (4) through (6)	$________
	8.	Remainder of (3) minus (7)	$________
	9.	cash Interest Expense	$________
	10.	required payments of principal of Funded Debt (excluding the Revolving Loans)	$________
	11.	fees paid in connection with any Repo arrangement including the CIBC Permitted Metals Loan Agreement	$________
	12.	fees paid in connection with any Unsecured Metals Leases	$________
	13.	fees paid in connection with any Ownership Based Financing	$________
	14.	Sum of (9) through (13)	$________
	15.	Ratio of (8) to (14)	____ to 1
	16.	Minimum Required	1.20 to 1
C.	Section 11.14(c) - Maximum Total Recourse Debt to Consolidated Tangible Net Worth
	1.	Total Recourse Debt	$________
	2.	Consolidated Tangible Assets	$________
	3.	Less: Consolidated Liabilities	$________
	4.	Remainder of (2) minus (3)	$________
	5.	Ratio of (1) to (4)	____ to 1
	6.	Maximum allowed	4.50 to 1
D.	Section 11.14(d) - Maximum Ownership Based Financings

	1.	Total Ownership Based Financings	$________
	2.	Maximum allowed	$500,000,000
E.	Section 11.14(e) – Maximum SCMI Ownership Based Financings
	1.	Total SCMI Ownership Based Financings	$________
	2.	Maximum allowed	$75,000,000
Borrower further certifies to you that no Default or Event of Default has occurred and is continuing.
Borrower has caused this Certificate to be executed and delivered by its duly authorized officer on _________, ____.

A-MARK PRECIOUS METALS, INC., as Borrower

By:
Name:
Title:

Exhibit 10.1

Attachment C

Schedule 1.1F

Approved Brokers
ABN AMRO Clearing Chicago LLC
ADM Investor Services, Inc.
HSBC Bank USA